                                               File Nos. 333-26505 and 811-08209

As Filed with the Securities and Exchange Commission on February 24, 1999

                   U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 2
                                      to
                                   FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                             (Exact Name of Trust)


                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama 35233
         (Complete address of depositor's principal executive offices)




Name and address of Agent for service:      Copy to:
John H. Livingston, Esquire                 Frederick R. Bellamy, Esq.
United Investors Life Insurance Company     Sutherland Asbill & Brennan LLP
2001 Third Avenue South                     1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233                   Washington, DC 20004-2415

                    --------------------------------

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)of Rule 485
         [ ] on ________ pursuant to paragraph (b)of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [x] on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
         [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 1999

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage Plus variable life insurance policy, which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.
                                 ADVANTAGE PLUS
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Universal Life Variable Account

   The policy offers 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of Target/United Funds, Inc.:

     . Asset Strategy Portfolio
     . Balanced Portfolio
     . Bond Portfolio
     . Growth Portfolio
     . High Income Portfolio
     . Income Portfolio
     . International Portfolio
     . Limited-Term Bond Portfolio
     . Money Market Portfolio
     . Science and Technology Portfolio
     . Small Cap Portfolio

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions. If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   2
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   4
  Inquiries.................................................................   4

United Investors Universal Life Variable Account............................   6
  Target/United Funds, Inc..................................................   6
  Fund Management and Fees..................................................   8

Fixed Account...............................................................   9

The Policy..................................................................   9
  Applying for a Policy.....................................................   9
  "Free Look" Right to Cancel the Policy....................................   9
  Premiums..................................................................  10
  Transfers.................................................................  11
  Dollar-Cost Averaging.....................................................  12
  Surrender of the Policy...................................................  12
  Partial Surrenders........................................................  12
  Loan Benefits.............................................................  13
  Requesting Payments.......................................................  14
  Policy Changes............................................................  14
  Reports to Owners.........................................................  15
  Other Policy Provisions...................................................  15
  Assignment and Change of Owner............................................  15
  Supplemental Benefits.....................................................  16

Charges and Deductions......................................................  16
  Premium Expense Charge....................................................  17
  Mortality and Expense Risk Charge.........................................  17
  Monthly Deduction.........................................................  17
  Surrender Charge..........................................................  17
  Partial Surrender Charge..................................................  18
  Other Charges.............................................................  18
  Cost of Insurance.........................................................  18
  Reduction in Charges for Certain Groups...................................  19

Policy Values...............................................................  19
  Policy Value..............................................................  19
  Variable Account Value....................................................  20
  Fixed Account Value.......................................................  21

Death Benefits..............................................................  22
  Amount of Death Benefit Payable...........................................  22
  Death Benefit Options.....................................................  22

  Changing the Death Benefit Option.........................................  23
  Changing the Face Amount..................................................  23
  Effect of Partial Surrenders on the Death Benefit.........................  24
  Beneficiary...............................................................  25

Tax Considerations..........................................................  25
  Introduction..............................................................  25
  Tax Status of the Policy..................................................  25
  Tax Treatment of Policy Benefits..........................................  26
  Taxation of United Investors..............................................  28
  Employment-Related Benefit Plans..........................................  28

Other Information...........................................................  28
  United Investors Life Insurance Company...................................  28
  Sale of the Policies......................................................  29
  Changing the Variable Account.............................................  29
  Voting of Portfolio Shares................................................  30
  Addition, Deletion, or Substitution of Investments........................  30
  Other Information.........................................................  31
  Litigation................................................................  31
  Legal Matters.............................................................  31
  Experts...................................................................  31
  Financial Statements......................................................  32

Appendix A: Surrender Charges Per $1,000 of Face Amount.....................  33
Appendix B: Hypothetical Illustrations......................................  34
Appendix C: Directors and Officers of United Investors......................  43
Appendix D: Glossary........................................................  44
Appendix E: Financial Statements............................................  45

--------------------------------------------------------------------------------

This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Certain terms and phrases used in this prospectus are explained in Appendix D.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know and consider before purchasing the Advantage Plus variable life insurance policy.

The Policy

   The Advantage Plus variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c) provides the opportunity for cash value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage Plus policy value among the fixed account and eleven variable investment divisions which invest in portfolios of Target/United Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Target/United Funds portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is not sufficiently positive to cover the charges under the policy.

Payment of Premiums

   Although you select a premium payment plan, you are not required to follow it. (The minimum initial premium and planned premium depend on age, sex, and risk class of the insured, on the face amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned premiums. However, extra premiums may be required to prevent policy termination under certain circumstances.

Funding Choices

   We deduct a premium expense charge from each premium payment, and then we allocate the net premium among the variable investment divisions and the fixed account according to your written instructions.

   You may allocate each premium (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of Target/United Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   For policies issued in California, the investment divisions which invest in the Asset Strategy Portfolio and the High Income Portfolio are not available.

   You may also allocate each premium (and your existing policy value) to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

   We deduct a 3.5% premium expense charge from each premium payment. No sales load is deducted from premiums.

   We also make certain periodic deductions from your policy value. Each month, we deduct the following from your policy value:

(a) the cost of insurance charge;

(b) the monthly administrative charge (currently $5.00, and guaranteed not to exceed $7.50);

(c) a guaranteed death benefit charge ($0.01 per $1,000 of face amount) so long as the death benefit guarantee is in effect; and

(d) any supplemental benefit charges.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. Currently, this charge is at an effective annual rate of 0.90% of those assets during the first ten policy years and 0.70% thereafter. We guarantee not to increase this mortality and expense risk charge above 0.90% in any policy year.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Target/United Funds, Inc. See the table below for a summary of these portfolio expenses.
                 Target/United Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                          Management 12b-1     Other     Total Portfolio
  Portfolio                  Fee     Fees  Expenses(/3/)    Expenses
------------------------------------------------------------------------
  Asset Strategy            0.80%    0.25%     0.13%          1.18%
  Balanced                  0.60%    0.25%     0.07%          0.92%
  Bond                      0.53%    0.25%     0.05%          0.83%
  Growth                    0.70%    0.25%     0.02%          0.97%
  High Income               0.65%    0.25%     0.05%          0.95%
  Income                    0.70%    0.25%     0.02%          0.97%
  International             0.80%    0.25%     0.18%          1.23%
  Limited-Term Bond         0.55%    0.25%     0.18%          0.98%
  Money Market              0.50%    0.25%     0.08%          0.83%
  Science and Technology    0.69%    0.25%     0.25%          1.19%
  Small Cap                 0.85%    0.25%     0.05%          1.15%

(/1/) These expenses are deducted directly from the assets of the Target/United Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed, Inc., the investment adviser of Target/United Funds, Inc., supplied the above information, and we have not independently verified it. See the Target/United Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the principal underwriter of Target/United Funds, Inc. and the policy, of no more than 0.25% of the portfolio's average annual net assets. The fee reimburses Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 1998. [1998 data to be provided when available]

 Actual expenses of Target/United Funds, Inc. may be greater or less than those shown.

   We deduct a surrender charge from the policy value upon a full surrender of the policy before the 16th policy anniversary (or the 16th anniversary of any increase in the policy's face amount). The surrender charge rate, which is a stated amount per $1,000 of face amount, varies with the insured's age on the policy's effective date (or at the time of increase in the policy's face amount). The surrender charge is constant until the fifth policy anniversary (or the fifth anniversary of any increase in the policy's face amount), and then decreases annually to zero at the 16th policy anniversary (or the 16th anniversary of any increase in the policy's face amount).

   We deduct a partial surrender charge upon a partial surrender of the policy. The partial surrender charge is a portion of the then-applicable surrender charge, plus the lesser of $25 or 2% of the partial surrender amount.

Taxes

   We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when distributions, such as surrenders and loans, from policy value could be subject to Federal income tax and penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charges) may be substantially less than the premiums paid.

   Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy's cash surrender value. Policy loans reduce the amount available for allocations and transfers.

   Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance.

   Partial Surrender. You generally may make a partial surrender of the policy at any time during the insured's life, provided that the policy has sufficient net cash surrender value remaining.

Death Benefit

   You must select one of two death benefit options under the policy:

(a) the greater of the policy's face amount or a multiple of its policy value;
    or

(b) the greater of (i) the policy's face amount plus its policy value or (ii) a multiple of its policy value.

   Subject to certain limits, you may change the policy's face amount and death benefit.

   The policy's death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

   The death benefit guarantee period generally ends at the insured's age 65 under death benefit option (a) or age 62 under death benefit option (b). This period may vary in some states.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy.

   If the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due and the death benefit guarantee is not in effect, the policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Other Information

   Free Look: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

   Supplemental Benefits. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

(a) accelerated death benefit rider;

(b) accidental death benefit rider;

(c) children's term insurance rider;

(d) additional insured term insurance rider; and

(e) disability waiver of monthly deductions rider.

   Other supplemental benefits may also be available.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the annual premiums accumulated with interest and demonstrate that the policy value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Age: A number of policy provisions depend on the insured's age. This usually means the insured's attained age, which is the actual age on the last policy anniversary. During part of each policy year, attained age is one year less than actual age. This may be better for you since it could mean, for example, lower cost of insurance charges and a higher death benefit.

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Administrative Office
5525 LBJ Freeway, Suite 500
P. O. Box 219065
Dallas, Texas 75221-9065
Telephone: (800) 451-6923

--------------------------------------------------------------------------------
   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Target/United Funds, Inc. prospectus carefully before investing.

                United Investors Universal Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Universal Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of Target/United Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

Target/United Funds, Inc.

   The Variable Account invests in shares of Target/United Funds, Inc., a mutual fund with the following investment portfolios:

  1. Asset Strategy Portfolio;

  2. Balanced Portfolio;

  3. Bond Portfolio;

  4. Growth Portfolio;

  5. High Income Portfolio;

  6. Income Portfolio;

  7. International Portfolio;

  8. Limited-Term Bond Portfolio;

  9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of Target/United Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Target/United Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio          Investment Objective and Certain Policies
----------------------------------------------------------------------------------------
  Asset Strategy     The Asset Strategy Portfolio seeks high total return over the long term. It diversifies among stocks, bonds, and short-term
                     instruments, both in the United States and abroad.
----------------------------------------------------------------------------------------
  Balanced           The Balanced Portfolio primarily seeks current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.
----------------------------------------------------------------------------------------
  Bond               The Bond Portfolio seeks current income with an emphasis on preservation of capital. It invests primarily in debt securities of varying yields, qualities, and maturities.
----------------------------------------------------------------------------------------
  Growth             The Growth Portfolio primarily seeks capital growth. As a secondary goal it seeks current income. It invests primarily in common stocks or securities convertible into common stocks.
----------------------------------------------------------------------------------------
  High Income        The High Income Portfolio primarily seeks high current income. As a secondary goal it seeks capital growth when consistent with the primary goal. It invests primarily in high-yield, high risk fixed-
                     income securities (commonly known as "junk bonds"), but may have up to 20% of its assets in common stocks. High-yield fixed-income securities may have an increased risk of default and greater market price volatility than higher rated securities due to various circumstances. (See "Debt Securities" in the Target/United Funds,
                     Inc. prospectus for a further description of the risk factors.)
----------------------------------------------------------------------------------------
  Income             The Income Portfolio primarily seeks to maintain current income, subject to market conditions, with a secondary goal of capital growth. It invests primarily in common stocks or securities convertible into common stocks that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.
----------------------------------------------------------------------------------------
  International      The International Portfolio primarily seeks long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.
----------------------------------------------------------------------------------------
  Limited-Term Bond  The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The portfolio seeks to maintain a dollar-weighted average maturity of its portfolio of two to five years.
----------------------------------------------------------------------------------------
  Money Market       The Money Market Portfolio seeks to maximize current income consistent with stability of principal. It may invest in money market securities such as bank obligations and instruments secured by bank obligations, commercial paper and corporate debt
                     obligations and obligations of the U.S. and Canadian Governments or their respective agencies and instrumentalities. Investments in the money market portfolio are neither insured nor guaranteed by the
                     U.S. Government. There is no assurance that the portfolio will be able to maintain a net asset value of $1.00 per share.
----------------------------------------------------------------------------------------

  Portfolio               Investment Objective and Certain Policies
---------------------------------------------------------------------------------------------
  Science and Technology  The Science and Technology Portfolio seeks long-term capital growth through investments primarily in science and technology securities.
---------------------------------------------------------------------------------------------
  Small Cap               The Small Cap Portfolio seeks capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average.

   Target/United Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Target/United Funds, Inc. prospectus.

Fund Management and Fees

   Waddell & Reed Investment Management Company, the manager of Target/United Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned subsidiary of Waddell & Reed, Inc., which is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The manager provides investment advice to and supervises investments of a number of mutual funds. The manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Target/United Funds portfolio pays the manager a fee for managing its investments. The fee consists of two elements:

    (i) a specific fee computed each day on the portfolio's net asset value at the following annual rates; and

   Portfolio                                                   Specific Fee (%)
   ---------                                                   ----------------
   Asset Strategy.............................................       0.30%
   Balanced...................................................       0.10%
   Bond.......................................................       0.03%
   Growth.....................................................       0.20%
   High Income................................................       0.15%
   Income.....................................................       0.20%
   International..............................................       0.30%
   Limited-Term Bond..........................................       0.05%
   Money Market...............................................       0.00%
   Science and Technology.....................................       0.20%
   Small Cap..................................................       0.35%

  (ii) the portfolio's proportionate share of a base fee computed each day on the combined net asset values of all the portfolios at the following annual rates:

   Group Net Asset
   Level ($ millions)                                               Base Fee (%)
   ------------------                                               ------------
   <$750...........................................................     0.51%
   $750 - $1,500...................................................     0.49%
   $1,500 - $2,250.................................................     0.47%
   >$2,250.........................................................     0.45%

   The base fee is computed on the combined net asset value of all eleven portfolios of Target/United Funds, Inc. For 1998, the base fee rate was 0. %. [1998 rate to be provided when available]

Fixed Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

   Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

   As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See "Transfers.")

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our administrative office (at the address listed on page 5 of this prospectus), and pay an initial premium which varies by age, sex and risk class. (See "Premiums" below). The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of all premiums paid. The "free look" period expires the later of:

  (a) 20 days after you receive your policy; or

  (b) 45 days after you sign the application for the policy.

   Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our administrative office or to the agent who sold it to you.

Premiums

   The premium amounts sufficient to fund a policy depend on a number of factors, such as:

  (a) the age, sex and risk class of the proposed insured;

  (b) the face amount of the policy; and

  (c) any supplemental benefits under the policy.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid in any amount and at any time. We may require that any additional premiums be at least a specified amount. We will give you 90 days' advance written notice if we establish such a minimum.

   Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Planned Premiums. When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy's face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See "Changing the Face Amount.")

   Premiums to Prevent Termination. If you do not pay planned premiums or if the investment performance of the policy's variable investment divisions is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

   If the death benefit guarantee is not in effect on a monthly anniversary and either

  (a) the net cash surrender value is less than the monthly deduction, or

  (b) the loan balance exceeds the cash surrender value,

the policy will terminate without value unless additional premiums are paid. (See "Monthly Deduction" and "Death Benefit Guarantee.")

   You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See "Amount of Death Benefit Payable" and "Effect of Policy Loan.") The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment required will not exceed:

  (a) the amount by which the loan balance exceeds the cash surrender value;
      plus

  (b) any accrued and unpaid monthly deductions as of the date of the notice;
      plus

  (c) an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See "Other Policy Provisions" for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured's death and for any loan balance.

   Death Benefit Guarantee. During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to
(i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy's effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

   For death benefit option A, the death benefit guarantee period lasts five years or until the insured's attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured's attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

   Crediting Premiums to the Policy. Between the date your initial premium is received and the policy's effective date, we will credit interest on the initial premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy's effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy. Any additional premium received will be credited to the policy on the date we receive it, or the next business day thereafter.

   Net Premium Allocations. When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Transfers

   At any time after the end of the "free look" period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

  (a) 25% of the prior policy anniversary's unloaned fixed account value; or

  (b) the amount of the prior policy year's transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds.

(See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   We have the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, you may be required to use a personal identification number to initiate a telephone transfer. We will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. As a result, you bear the risk of loss arising from such a fraudulent request if you give us authorization for telephone transfers.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy's maturity date. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Surrender of the Policy

   You may surrender your policy at any time for its net cash surrender value. (See "Requesting Payments.") The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See "Surrender Charge.") Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

Partial Surrenders

   You may make partial surrenders under your policy at any time during the insured's life and before the policy has terminated. (See "Requesting Payments.") Requests for partial surrenders must be made in writing. The minimum partial surrender amount is $100. The amount remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

   The partial surrender charge is:

  (a) the lesser of $25 or 2% of the partial surrender amount; plus

  (b) a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

   When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See "Effect of Partial Surrenders on the Death Benefit.") Partial surrenders may have tax consequences. (See "Tax Considerations.")

Loan Benefits

   You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See "Premiums to Prevent Termination.") Policy loans may have income tax consequences. (See "Tax Considerations.")

   When a loan is made, an amount equal to the requested loan and any loan interest is transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

   Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%. We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

   Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

   Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

   The tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Requesting Payments

   Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive at our administrative office all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our administrative office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

        (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

         (ii) trading is restricted by the SEC, or

          (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Policy Changes

   We may make changes in the policy at any time if we believe the changes are necessary:

  (a) to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

  (b) to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

  (c) to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make a partial surrender, make transfers, or take out a policy loan.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy's effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

   Reinstatement. The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

  (a) submit an application for reinstatement;

  (b) provide evidence of insurability satisfactory to us;

  (c) pay or agree to reinstatement of any loan balance; and

  (d) pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit will be adjusted if the insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

   Paid-Up Insurance Option. If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination." The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

   Entire Contract. The entire contract is made up of the policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See "Tax Considerations" below.) You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.") Any such assignment or change must be in a written form acceptable to us.

Supplemental Benefits

   Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your policy if you choose any of these benefits. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available.

   Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid.

   Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70.

   Children's Term Insurance Rider. This benefit allows you to add death benefit coverage for your children.

   Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children).

   Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues.

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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   We deduct the charges described below from your policy. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations depicted in this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

   Services and benefits we provide include:

  (a) the death benefits, cash and loan benefits provided by the policy;

  (b) funding choices, including net premium allocations, dollar-cost averaging programs;

  (c) administration of various elective options under the policy; and

  (d) the distribution of various reports to policy owners.

   Costs and expenses we incur include:

  (a) those associated with underwriting applications and changes in face amount and riders;

  (b) various overhead and other expenses associated with providing the services and benefits provided by the policy;

  (c) sales and marketing expenses; and

  (d) other costs of doing business, such as Federal, state and local premium and other taxes and fees.

   Risks we assume include the risks that:

  (a) insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

  (b) the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

   We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and Federal income tax treatment of deferred acquisition costs.

Mortality and Expense Risk Charge

   We deduct a daily charge from assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

   We deduct a monthly deduction from your policy value on the policy's effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

  (a) the cost of insurance charge discussed below;

  (b) a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

  (c) the guaranteed death benefit charge ($0.01 per $1,000 of the policy's face amount) as long as the death benefit guarantee remains in effect; and

  (d) charges for any supplemental benefits added by riders to the policy. (See "Supplemental Benefits.")

Surrender Charge

   If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

   The surrender charge varies based on the insured's age on the policy's effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase).

   During the first five policy years (or first five years after a face amount increase) the surrender charge per $1,000 of face amount is as follows for selected ages of the insured:

  Insured's Age at Issue:     25       35       45       50       55       65       75
----------------------------------------------------------------------------------------
  Charge per $1,000         $6.00    $7.00    $8.75    $10.00   $11.50   $16.75   $26.00
  of Face Amount:

   For example, if a 50-year old purchases a policy insuring his or her own life with a $100,000 face amount and completely surrenders it within five years, the surrender charge would be $1,000 ($10.00 per $1,000 of face amount, applied to $100,000 of face amount). (See Appendix A for a complete list of applicable surrender charges.)

   Although the surrender charge (as a percentage of face amount) increases with the insured's issue age, the surrender charge as a percentage of premiums could actually decrease as the insured's issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured's policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

   A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See "Partial Surrenders.")

Other Charges

   For a description of the investment advisory fees and other expenses incurred by the Portfolios, see the "Summary" on page 2 of this prospectus and the accompanying prospectus for Target/United Funds, Inc.

Cost of Insurance

   The cost of insurance is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. The cost of insurance charge is equal to
(a) multiplied by the result of (b) minus (c) where:

  (a) is the cost of insurance rate divided by 1,000;

  (b) is the death benefit at the beginning of the policy month divided by 1.0032737; and

  (c) is the policy value at the beginning of the policy month.

   The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

   The cost of insurance rate is the rate applied to the insurance under the policy to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured's attained age, sex, and applicable risk class as well as the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, based on our underwriting:

     .  Preferred;
     .  Standard Non-Tobacco;

     .  Standard Tobacco;
     .  Substandard Non-Tobacco; and
     .  Substandard Tobacco.

The original risk class applies to the policy's initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured's circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

   We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. (See "Hypothetical Illustrations" for examples showing the effects of the cost of insurance charge.)

Reduction in Charges for Certain Groups

   We may waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
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--------------------------------------------------------------------------------

Policy Value

   The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy's effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

  (a) the performance of the variable investment divisions to which amounts have been allocated;

  (b) interest credited on amounts allocated to the fixed account and loan balance;

  (c) charges;

  (d) transfers;

  (e) partial surrenders; and

  (f) policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

   The cash surrender value is the policy value reduced by any surrender charge.

   The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

   The variable account value is the sum of the values of the variable investment divisions under the policy. On the policy's effective date, the value of each variable investment division is equal to:

  (a) the initial net premium allocated to that variable investment division;
      plus

  (b) any accrued interest from the date of receipt of the premium to the policy's effective date; minus

  (c) the portion of the first month's monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

  (a) the value of the variable investment division on the preceding business day, multiplied by the appropriate net investment factor (described below) for the current business day; plus

  (b) the sum of all net premiums allocated to the variable investment division since the previous business day; plus

  (c) the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

  (d) the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

  (e) the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

  (f) the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

  (g) the portion of the monthly deduction allocated to the variable investment division since the previous business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the monthly deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division;

  (c) an amount is transferred from the variable investment division; or

  (d) a partial surrender is taken from the variable investment division.

The number of the variable investment division's units may also decrease if the policy's face amount is decreased.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

    (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

    (c) is a deduction for the current mortality and expense risk charge.

Fixed Account Value

   On the policy's effective date, the fixed account value is equal to:

  (a) the initial net premium allocated to the fixed account; plus

    (b) any accrued interest from the date of receipt of the premium to the policy's effective date; minus

    (c) the portion of the first month's monthly deduction allocated to the fixed account.

   On any monthly anniversary thereafter, the fixed account value is equal to:

    (a) the fixed account value on the preceding monthly anniversary; plus

  (b) the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

  (c) the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

  (d) total interest credited to the fixed account since the previous monthly anniversary; plus

  (e) the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

  (f) the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

  (g) the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

  (h) the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary.

Amount of Death Benefit Payable

   The amount of death benefit payable is:

  (a) the amount of insurance determined under the death benefit option in effect on the date of the insured's death; plus

  (b) any supplemental benefits provided by riders; minus

  (c) any loan balance on that date; minus

  (d) any past due monthly deductions (if death occurred during a grace period).

   Under certain circumstances, the amount of the death benefit may be further adjusted. (See "Incontestability" and "Misstatement of Age or Sex.")

Death Benefit Options

   The amount of insurance depends on the death benefit option in effect on the date of death.

   Death Benefit Option A. The death benefit (amount of insurance) under option A is the greater of:

  (1) the face amount at the beginning of the policy month when the death occurs; or

  (2) the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

   Under option A, the death benefit ordinarily will not change.

   Death Benefit Option B. The death benefit under option B is the greater of:

  (1) the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

  (2) the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

   Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see the hypothetical illustrations.)

   Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured's attained age 40 and declines thereafter as the insured's age increases, as specified in the following table.

  Attained             Attained            Attained            Attained
    Age       Factor     Age      Factor     Age      Factor     Age      Factor
  --------    ------   --------   ------   --------   ------   --------   ------
     41        2.43       51       1.78       61       1.28       71       1.13
     42        2.36       52       1.71       62       1.26       72       1.11
     43        2.29       53       1.64       63       1.24       73       1.09
     44        2.22       54       1.57       64       1.22       74       1.07
     45        2.15       55       1.50       65       1.20     75-90      1.05
     46        2.09       56       1.46       66       1.19       91       1.04
     47        2.03       57       1.42       67       1.18       92       1.03
     48        1.97       58       1.38       68       1.17       93       1.02
     49        1.91       59       1.34       69       1.16       94       1.01
     50        1.85       60       1.30       70       1.15      95+       1.00

   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

   You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

  (a) each change must be submitted by written request received by our administrative office;

  (b) once you change the death benefit option, you cannot change it again for one year;

  (c) if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy's face amount will be decreased by an amount equal to the policy value on the date of the change;

  (d) if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

   The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences. (See "Tax Considerations.")

Changing the Face Amount

   You select the policy's face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences. (See "Tax Considerations" below.)

   Increasing the Face Amount. To increase the policy's face amount, you must:

  (a) submit an application for the increase;

  (b) submit proof satisfactory to us that the insured is an insurable risk;
      and

  (c) pay any additional premium that is required.

   The face amount cannot be increased after the insured's attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

   The risk class that applies for any face amount increase may be different from the risk class that applies for the policy's initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed above under "Surrender Charge" will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

   Decreasing the Face Amount. You may decrease the policy's face amount by submitting a written request. The face amount may not be decreased below the policy's minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

  (a) the monthly anniversary on or following the day we receive the request;
      or

  (b) the monthly anniversary one year after the date of the last change in face amount.

   A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy's initial face amount.

   We will deduct a charge from the policy value each time the policy's face amount is decreased. The amount of this charge is the lesser of:

  (a) the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

  (b) the policy value when the decrease is made.

   The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

   After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

   A partial surrender will affect your policy's death benefit in the following respects:

  (a) If death benefit option A is in effect, the policy's face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy's initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy's initial face amount.

  (b) If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy's face amount is not affected.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Target/United Funds, Inc. will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. The premium limitation rules for determining whether such a policy is a modified endowment contract are extremely complex. In general, however, a policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums.

   In addition, if a policy is "materially changed," it may cause such policy to be treated as a modified endowment contract. The material change rules for determining whether a policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the policy or cash value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs.

   The manner in which the premium limitation and material change rules should be applied to certain features of the policy and its riders is unclear. Nonetheless, under our current procedures, the policy owner will be notified at the time a policy is issued whether, according to our calculations, the policy is or is not classified as a modified endowment contract based on the premium then received.

   Due to the policy's flexibility, classification of a policy as a modified endowment contract will depend upon the circumstances of each policy. Accordingly, a prospective policy owner should contact a qualified tax advisor before purchasing a policy to determine the circumstances under which the policy would be a modified endowment contract. In addition, a policy owner should contact a competent tax advisor before making any change to, including an exchange of or reduction in benefits of, a policy to determine whether such change would cause the policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

   If a policy becomes a modified endowment contract, distributions such as partial surrenders and policy loans that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Whether a policy is or is not a modified endowment contract, upon a complete surrender or a lapse or termination of a policy or when benefits are paid at its maturity date, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

        (a) is made on or after the policy owner reaches actual age 59 1/2,

        (b) is attributable to the policy owner's becoming disabled, or

      (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans that are outstanding after the first 15 policy years are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan Interest. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   Investment in the Policy. "Investment in the policy" means:

    (a) the aggregate amount of any premiums or other consideration paid for a policy; minus

  (b) the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

  (c) the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See "Accelerated Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Preparing for Year 2000. Existing computer programs of many businesses were developed with a two-digit identification of the year of a transaction without consideration of the upcoming change in century or millennium in the year 2000. This means that "00" is used to identify the year, and computers may interpret this incorrectly as the year 1900 instead of 2000. If this fact were ignored, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting operations or business.

   We have been in the process of modifying our computer system and applications for the year 2000. We substantially completed this project during 1998, and will conduct final testing in 1999. We have primarily used internal staff for this conversion but are also using outside consultants where necessary. The cost of this project, which is immaterial to our financial position, is expensed as incurred.

   As a part of our activities, we rely on and communicate electronically with other financial institutions and various other organizations which have computer systems that may not be year 2000 compliant. Where possible, we are verifying that these other business systems are now year 2000 compliant or are in the process of becoming compliant. If these systems are not compliant, the potential interruptions to our operations and cost to our business may be significant.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, is the principal underwriter of the policies. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of Target/United Funds, Inc. or another investment company

      (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Target/United Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Target/United Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Target/United Funds, Inc. and to substitute shares of another portfolio of Target/United Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of Target/United Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the Investment Division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Target/United Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   Our balance sheets as of December 31, 1998 and 1997, and the related statements of operations, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998 and the balance sheet of United Investors Universal Life Variable Account as of December 31, 1998 and the related statement of operations and changes in net assets for the period
then ended have been included herein in reliance upon the report of     ,
independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Surrender Charges Per $1,000 of Face Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Issue   Year  Year  Year  Year  Year  Year  Year  Year  Year  Year  Year  Year
   Age     1-6    7     8     9    10    11    12    13    14    15    16    17+
---------------------------------------------------------------------------------
   0-
   25     $6.00 $5.45 $4.91 $4.35 $3.82 $3.27 $2.73 $2.18 $1.64 $1.09 $0.55 $0.00
---------------------------------------------------------------------------------
  26-
   30      6.50  5.91  5.32  4.73  4.14  3.55  2.95  2.38  1.77  1.18  0.59  0.00
---------------------------------------------------------------------------------
  31-
   35      7.00  6.36  5.73  5.09  4.45  3.82  3.18  2.55  1.91  1.27  0.64  0.00
---------------------------------------------------------------------------------
  36-
   40      7.75  7.05  6.34  5.84  4.93  4.23  3.52  2.82  2.11  1.41  0.70  0.00
---------------------------------------------------------------------------------
  41-
   45      8.75  7.95  7.16  6.36  5.57  4.77  3.98  3.18  2.39  1.59  0.80  0.00
---------------------------------------------------------------------------------
  46-
   50     10.00  9.09  8.18  7.27  6.36  5.45  4.55  3.64  2.73  1.82  0.91  0.00
---------------------------------------------------------------------------------
  51-
   55     11.50 10.45  9.41  8.36  7.32  6.27  5.23  4.18  3.14  2.09  1.06  0.00
---------------------------------------------------------------------------------
  56-
   60     13.75 12.50 11.25 10.00  8.75  7.50  6.25  5.00  3.75  2.50  1.25  0.00
---------------------------------------------------------------------------------
  61-
   65     16.75 15.23 13.70 12.18 10.66  9.14  7.61  6.09  4.57  3.05  1.52  0.00
---------------------------------------------------------------------------------
  66-
   70     20.75 18.86 16.98 15.09 13.20 11.32  9.43  7.55  5.66  3.77  1.89  0.00
---------------------------------------------------------------------------------
  71-
   75     26.00 23.64 21.27 18.91 16.55 14.18 11.62  9.45  7.09  4.73  2.36  0.00

Note: These rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of Face Amount at the beginning of the year to $6.36 per $1,000 of Face Amount at the end of the year.

Appendix B:
Hypothetical Illustrations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, net cash surrender values and death benefits under a policy, covering an insured of a given age on the policy's effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable investment divisions were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including portfolio expenses. The tables also show planned premiums accumulated at 5% interest. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

   The illustrations assume an average annual expense ratio of . % of the average daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations and the service fee ("12b-1 fee"), at an annual rate of 0.25%, under the service plan beginning August 31, 1998. For information on portfolio expenses, see the Target/United Funds, Inc. prospectus accompanying this prospectus.

   The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first ten policy years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge and the $7.50 maximum monthly administrative charge for all policy years. After deduction of estimated portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the variable investment divisions of - . %, . %, and . %, respectively, in policy years 1 through 10 and - . %, . %, and . %, respectively, thereafter.

   The illustrations also reflect the deduction of the 3.5% premium expense charge and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for supplemental benefits.

   Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                   [Updated tables to be filed by amendment.]

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1        $ 1,050    $100,000 $100,000 $100,000 $   706 $   756 $    806 $     6 $    56 $    106
  2          2,153     100,000  100,000  100,000   1,391   1,535    1,686     691     835      986
  3          3,310     100,000  100,000  100,000   2,052   2,336    2,644   1,352   1,636    1,944
  4          4,526     100,000  100,000  100,000   2,690   3,158    3,687   1,990   2,458    2,987
  5          5,802     100,000  100,000  100,000   3,304   4,003    4,825   2,604   3,303    4,125
  6          7,142     100,000  100,000  100,000   3,891   4,867    6,064   3,255   4,231    5,428
  7          8,549     100,000  100,000  100,000   4,457   5,757    7,418   3,684   5,184    6,845
  8         10,027     100,000  100,000  100,000   5,003   6,674    8,901   4,494   6,165    8,392
  9         11,578     100,000  100,000  100,000   5,535   7,627   10,534   5,090   7,182   10,089
  10        13,207     100,000  100,000  100,000   6,053   8,617   12,332   5,671   8,235   11,950
  11        14,917     100,000  100,000  100,000   6,564   9,656   14,329   6,246   9,338   14,011
  12        16,713     100,000  100,000  100,000   7,054  10,729   16,525   6,799  10,474   16,270
  13        18,599     100,000  100,000  100,000   7,521  11,836   18,940   7,330  11,645   18,749
  14        20,579     100,000  100,000  100,000   7,970  12,982   21,601   7,843  12,655   21,474
  15        22,657     100,000  100,000  100,000   8,408  14,176   24,539   8,344  14,112   24,475
  16        24,840     100,000  100,000  100,000   8,824  15,411   27,778   8,824  15,411   27,776
  17        27,132     100,000  100,000  100,000   9,201  16,672   31,335   9,201  16,672   31,335
  18        29,539     100,000  100,000  100,000   9,542  17,963   35,249   9,542  17,963   35,249
  19        32,066     100,000  100,000  100,000   9,840  19,278   39,554   9,840  19,278   39,554
  20        34,719     100,000  100,000  100,000  10,092  20,617   44,296  10,092  20,617   44,296
  21        37,505     100,000  100,000  100,000  10,296  21,980   49,523  10,296  21,980   49,523
  22        40,430     100,000  100,000  100,000  10,445  23,364   55,292  10,445  23,364   55,292
  23        43,502     100,000  100,000  100,000  10,530  24,760   61,662  10,530  24,760   61,662
  24        46,727     100,000  100,000  100,000  10,550  26,171   68,710  10,550  26,171   68,710
  25        50,113     100,000  100,000  102,530  10,489  27,586   76,515  10,489  27,586   76,515
  26        53,669     100,000  100,000  110,666  10,347  29,008   85,128  10,347  29,008   85,128
  27        57,403     100,000  100,000  121,073  10,105  30,422   94,588  10,105  30,422   94,588
  28        61,323     100,000  100,000  132,277   9,765  31,834  104,982   9,765  31,834  104,982
  29        65,439     100,000  100,000  144,336   9,304  33,231  116,400   9,304  33,231  116,400
  30        69,761     100,000  100,000  157,312   8,710  34,605  128,944   8,710  34,605  128,944

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $100,000 $100,000 $100,000 $ 1,838 $ 1,966 $  2,094 $   838 $   966 $  1,094
  2          5,381     100,000  100,000  100,000   3,605   3,976    4,363   2,605   2,976    3,363
  3          8,275     100,000  100,000  100,000   5,328   6,060    6,854   4,328   5,060    5,854
  4         11,314     100,000  100,000  100,000   6,994   8,206    9,575   5,994   7,206    8,575
  5         14,505     100,000  100,000  100,000   8,583  10,397   12,533   7,583   9,397   11,533
  6         17,855     100,000  100,000  100,000  10,113  12,654   15,771   9,204  11,745   14,862
  7         21,373     100,000  100,000  100,000  11,569  14,964   19,305  10,751  14,146   18,487
  8         25,066     100,000  100,000  100,000  12,940  17,319   23,161  12,213  16,592   22,434
  9         28,945     100,000  100,000  100,000  14,227  19,724   27,377  13,591  19,088   26,741
  10        33,017     100,000  100,000  100,000  15,424  22,176   31,992  14,879  21,631   31,447
  11        37,293     100,000  100,000  100,000  16,542  24,706   37,107  16,087  24,251   36,652
  12        41,782     100,000  100,000  100,000  17,565  27,293   42,743  17,201  26,929   42,379
  13        46,497     100,000  100,000  100,000  18,539  29,985   49,005  18,266  29,712   48,732
  14        51,446     100,000  100,000  100,000  19,491  32,812   55,989  19,309  32,630   55,807
  15        56,644     100,000  100,000  100,000  20,405  35,771   63,775  20,314  35,680   63,684
  16        62,101     100,000  100,000  100,000  21,121  38,742   72,403  21,121  38,742   72,403
  17        67,831     100,000  100,000  100,000  21,695  41,781   82,031  21,695  41,781   82,031
  18        73,848     100,000  100,000  109,428  22,130  44,904   92,735  22,130  44,904   92,735
  19        80,165     100,000  100,000  122,248  22,412  48,117  104,465  22,412  48,117  104,485
  20        86,798     100,000  100,000  136,156  22,507  51,417  117,376  22,507  51,417  117,376
  21        93,763     100,000  100,000  151,252  22,418  54,828  131,523  22,418  54,828  131,523
  22       101,076     100,000  100,000  165,205  22,089  58,345  147,084  22,089  58,345  147,084
  23       108,755     100,000  100,000  182,289  21,519  62,002  164,224  21,519  62,002  164,224
  24       116,818     100,000  100,000  199,608  20,679  65,822  183,127  20,679  65,822  183,127
  25       125,284     100,000  100,000  218,278  19,492  69,819  203,999  19,492  69,819  203,999
  26       134,173     100,000  100,000  238,448  17,940  74,042  227,093  17,940  74,042  227,093
  27       143,506     100,000  100,000  265,069  15,916  78,526  252,447  15,916  78,526  252,447
  28       153,307     100,000  100,000  294,288  13,382  83,343  280,274  13,382  83,343  280,274
  29       163,597     100,000  100,000  326,330  10,188  88,566  310,790  10,188  88,566  310,790
  30       174,402     100,000  100,000  361,458   6,268  94,310  344,245   6,268  94,310  344,245

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                                                                                NET CASH
                            DEATH BENEFITS            POLICY VALUES         SURRENDER VALUES
                      -------------------------- ----------------------- -----------------------
                                Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%     6%      12%      0%     6%      12%
------  ------------- -------- -------- -------- ------ ------- -------- ------ ------- --------
  1        $ 1,050    $100,000 $100,000 $100,000 $  676 $   725 $    775 $    0 $    25 $     75
  2          2,153     100,000  100,000  100,000  1,332   1,472    1,619    632     772      919
  3          3,310     100,000  100,000  100,000  1,964   2,239    2,539  1,264   1,539    1,839
  4          4,526     100,000  100,000  100,000  2,573   3,027    3,539  1,873   2,327    2,839
  5          5,802     100,000  100,000  100,000  3,159   3,834    4,629  2,459   3,134    3,929
  6          7,142     100,000  100,000  100,000  3,718   4,659    5,814  3,082   4,023    5,178
  7          8,549     100,000  100,000  100,000  4,251   5,503    7,105  3,678   4,930    6,532
  8         10,027     100,000  100,000  100,000  4,756   6,365    8,511  4,247   5,856    8,002
  9         11,578     100,000  100,000  100,000  5,234   7,245   10,042  4,789   6,800    9,597
  10        13,207     100,000  100,000  100,000  5,683   8,142   11,712  5,301   7,760   11,330
  11        14,917     100,000  100,000  100,000  6,101   9,054   13,532  5,783   8,736   13,214
  12        16,713     100,000  100,000  100,000  6,486   9,981   15,517  6,231   9,726   15,262
  13        18,599     100,000  100,000  100,000  6,837  10,923   17,684  6,646  10,732   17,493
  14        20,579     100,000  100,000  100,000  7,153  11,876   20,051  7,026  11,749   19,924
  15        22,657     100,000  100,000  100,000  7,431  12,841   22,638  7,367  12,777   22,574
  16        24,840     100,000  100,000  100,000  7,667  13,814   25,467  7,667  13,814   25,467
  17        27,132     100,000  100,000  100,000  7,858  14,791   28,562  7,858  14,791   28,562
  18        29,539     100,000  100,000  100,000  7,997  15,766   31,947  7,997  15,766   31,947
  19        32,066     100,000  100,000  100,000  8,077  16,735   35,654  8,077  16,735   35,654
  20        34,719     100,000  100,000  100,000  8,094  17,691   39,716  8,094  17,691   39,716
  21        37,505     100,000  100,000  100,000  8,040  18,630   44,175  8,040  18,630   44,175
  22        40,430     100,000  100,000  100,000  7,911  19,545   49,076  7,911  19,545   49,076
  23        43,502     100,000  100,000  100,000  7,701  20,434   54,476  7,701  20,434   54,476
  24        46,727     100,000  100,000  100,000  7,402  21,287   60,434  7,402  21,287   60,434
  25        50,113     100,000  100,000  100,000  7,003  22,096   67,024  7,003  22,096   67,024
  26        53,669     100,000  100,000  100,000  6,491  22,850   74,327  6,491  22,850   74,327
  27        57,403     100,000  100,000  105,502  5,853  23,535   82,423  5,853  23,535   82,423
  28        61,323     100,000  100,000  115,041  5,068  24,134   91,302  5,068  24,134   91,302
  29        65,439     100,000  100,000  125,271  4,113  24,627  101,025  4,113  24,627  101,025
  30        69,761     100,000  100,000  136,242  2,964  24,993  111,673  2,964  24,993  111,673

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $100,000 $100,000 $100,000 $ 1,769 $ 1,894 $  2,020 $   769 $   894 $  1,020
  2          5,381     100,000  100,000  100,000   3,468   3,830    4,208   2,468   2,830    3,208
  3          8,275     100,000  100,000  100,000   5,093   5,804    6,576   4,093   4,804    5,576
  4         11,314     100,000  100,000  100,000   6,639   7,812    9,140   5,639   6,812    8,140
  5         14,505     100,000  100,000  100,000   8,103   9,853   11,916   7,103   8,853   10,916
  6         17,855     100,000  100,000  100,000   9,481  11,923   14,926   8,572  11,014   14,017
  7         21,373     100,000  100,000  100,000  10,769  14,021   18,193   9,951  13,203   17,375
  8         25,066     100,000  100,000  100,000  11,966  16,148   21,747  11,239  15,421   21,020
  9         28,945     100,000  100,000  100,000  13,067  18,301   25,620  12,431  17,665   24,984
  10        33,017     100,000  100,000  100,000  14,064  20,475   29,846  13,519  19,930   29,301
  11        37,293     100,000  100,000  100,000  14,949  22,666   34,466  14,494  22,211   34,011
  12        41,782     100,000  100,000  100,000  15,713  24,870   39,529  15,349  24,506   39,165
  13        46,497     100,000  100,000  100,000  16,341  27,078   45,089  16,068  26,805   44,816
  14        51,446     100,000  100,000  100,000  16,818  29,281   51,212  16,636  29,099   51,030
  15        56,644     100,000  100,000  100,000  17,129  31,474   57,981  17,038  31,383   57,890
  16        62,101     100,000  100,000  100,000  17,270  33,662   65,507  17,270  33,662   65,507
  17        67,831     100,000  100,000  100,000  17,216  35,833   73,907  17,216  35,833   73,907
  18        73,848     100,000  100,000  100,000  16,951  37,984   83,330  16,951  37,984   83,330
  19        80,165     100,000  100,000  109,765  16,451  40,110   93,816  16,451  40,110   93,816
  20        86,798     100,000  100,000  122,126  15,686  42,205  105,281  15,686  42,205  105,281
  21        93,763     100,000  100,000  135,486  14,611  44,254  117,814  14,611  44,254  117,814
  22       101,076     100,000  100,000  148,667  13,169  46,240  131,564  13,169  46,240  131,564
  23       108,755     100,000  100,000  162,802  11,284  48,141  146,668  11,284  48,141  146,668
  24       116,818     100,000  100,000  177,983   8,867  49,934  163,287   8,867  49,934  163,287
  25       125,284     100,000  100,000  194,327   5,824  51,601  181,614   5,824  51,601  181,614
  26       134,173     100,000  100,000  211,976   2,050  53,128  201,822   2,050  53,128  201,882
  27       143,506         ***  100,000  235,258     ***  54,503  224,056     ***  54,503  224,056
  28       153,307         ***  100,000  260,717     ***  55,710  248,302     ***  55,710  248,302
  29       163,597         ***  100,000  288,538     ***  56,729  274,798     ***  56,729  274,798
  30       174,402         ***  100,000  318,921     ***  57,524  303,734     ***  57,524  303,734

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                                CURRENT CHARGES

                                                                                NET CASH
                            DEATH BENEFITS            POLICY VALUES         SURRENDER VALUES
                      -------------------------- ----------------------- -----------------------
                                Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%     6%      12%      0%     6%      12%
------  ------------- -------- -------- -------- ------ ------- -------- ------ ------- --------
  1        $ 1,050    $100,705 $100,755 $100,805 $  705 $   755 $    805 $    5 $    55 $    105
  2          2,153     101,387  101,531  101,681  1,387   1,531    1,681    687     831      981
  3          3,310     102,044  102,326  102,633  2,044   2,326    2,633  1,344   1,626    1,933
  4          4,526     102,676  103,141  103,667  2,676   3,141    3,667  1,976   2,441    2,967
  5          5,802     103,283  103,976  104,793  3,283   3,976    4,793  2,583   3,276    4,093
  6          7,142     103,861  104,827  106,013  3,861   4,827    6,013  3,225   4,191    5,377
  7          8,549     104,416  105,701  107,343  4,416   5,701    7,343  3,843   5,128    6,770
  8         10,027     104,949  106,598  108,795  4,949   6,598    6,795  4,440   6,089    8,286
  9         11,578     105,467  107,527  110,389  5,467   7,527   10,389  5,022   7,082    9,944
  10        13,207     105,970  108,489  112,138  5,970   8,489   12,138  5,588   8,107   11,756
  11        14,917     106,463  109,495  114,075  6,463   9,495   14,075  6,145   9,177   13,757
  12        16,713     106,932  110,528  116,194  6,932  10,528   16,194  6,677  10,273   15,939
  13        18,599     107,378  111,589  118,515  7,378  11,589   18,515  7,187  11,398   18,324
  14        20,579     107,803  112,682  121,060  7,803  12,682   21,060  7,676  12,555   20,933
  15        22,657     108,214  113,815  123,861  8,214  13,815   23,861  8,150  13,751   23,797
  16        24,840     108,602  114,979  126,932  8,602  14,979   26,932  8,602  14,979   26,932
  17        27,132     108,947  116,156  130,279  8,947  16,156   30,279  8,947  16,156   30,279
  18        29,539     109,251  117,347  133,934  9,251  17,347   33,934  9,251  17,347   33,934
  19        32,066     109,506  118,545  137,919  9,506  18,545   37,919  9,506  18,545   37,919
  20        34,719     109,711  119,746  142,264  9,711  19,746   42,264  9,711  19,746   42,264
  21        37,505     109,861  120,946  147,001  9,861  20,946   47,001  9,861  20,946   47,001
  22        40,430     109,951  122,137  152,165  9,951  22,137   52,165  9,951  22,137   52,165
  23        43,502     109,968  123,307  157,783  9,968  23,307   57,783  9,968  23,307   57,783
  24        46,727     109,914  124,452  163,904  9,914  24,452   63,904  9,914  24,452   63,904
  25        50,113     109,770  125,553  170,557  9,770  25,553   70,557  9,770  25,553   70,557
  26        53,669     109,537  126,608  177,798  9,537  26,608   77,798  9,537  26,608   77,798
  27        57,403     109,195  127,591  185,663  9,195  27,591   85,663  9,195  27,591   85,663
  28        61,323     108,760  128,513  194,232  8,760  28,513   94,232  8,780  28,513   94,232
  29        65,439     108,198  129,336  203,540  8,196  29,336  103,540  8,198  29,336  103,540
  30        69,761     107,496  130,041  213,646  7,496  30,041  113,646  7,496  30,041  113,646

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                                CURRENT CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $101,828 $101,955 $102,083 $ 1,828 $ 1,955 $  2,083 $   828 $   955 $  1,083
  2          5,381     103,575  103,943  104,326   3,575   3,943    4,326   2,575   2,943    3,326
  3          8,275     105,268  105,990  106,775   5,268   5,990    6,775   4,268   4,990    5,775
  4         11,314     106,893  108,085  109,431   6,893   8,085    9,431   5,893   7,085    8,431
  5         14,505     108,427  110,203  112,293   8,427  10,203   12,293   7,427   9,203   11,293
  6         17,855     109,889  112,363  115,397   9,889  12,363   15,397   8,980  11,454   14,488
  7         21,373     111,261  114,548  118,748  11,261  14,548   18,748  10,443  13,730   17,930
  8         25,066     112,528  116,741  122,353  12,528  16,741   22,353  11,801  16,014   21,626
  9         28,945     113,691  118,941  126,238  13,691  18,941   26,238  13,055  18,305   25,602
  10        33,017     114,740  121,136  130,416  14,740  21,136   30,416  14,195  20,591   29,871
  11        37,293     115,679  123,339  134,949  15,679  23,339   34,949  15,224  22,884   34,494
  12        41,782     116,494  125,526  139,833  16,494  25,526   39,833  16,130  25,162   39,469
  13        46,497     117,253  127,763  145,175  17,253  27,763   45,175  16,980  27,490   44,902
  14        51,446     117,976  130,072  151,042  17,976  30,072   51,042  17,794  29,890   50,860
  15        56,644     118,646  132,438  157,469  18,646  32,438   57,469  18,555  32,347   57,378
  16        62,101     119,041  134,663  164,277  19,041  34,633   64,277  19,041  34,633   64,277
  17        67,831     117,247  136,735  171,593  19,247  36,735   71,593  19,247  36,735   71,593
  18        73,848     119,269  138,741  179,468  19,269  38,741   79,468  19,269  38,741   79,468
  19        80,165     119,092  140,627  187,942  19,092  40,627   87,942  19,092  40,627   87,942
  20        86,798     118,673  142,341  197,028  18,673  42,341   97,028  18,673  42,341   97,028
  21        93,763     118,021  143,881  206,794  18,021  43,881  106,794  18,021  43,881  106,794
  22       101,076     117,070  145,168  217,236  17,070  45,168  117,236  17,070  45,168  117,236
  23       108,755     115,833  146,197  228,431  15,833  46,197  128,431  15,833  46,197  128,431
  24       116,818     114,284  146,927  240,425  14,284  46,927  140,425  14,284  46,927  140,425
  25       125,284     112,348  147,262  253,215  12,348  47,262  153,215  12,348  47,262  153,215
  26       134,173     110,031  147,183  266,883  10,031  47,183  116,883  10,031  47,183  166,883
  27       143,506     107,238  146,570  281,412   7,238  46,570  181,412   7,238  46,570  181,412
  28       153,307     103,976  145,398  296,891   3,976  45,398  196,891   3,976  45,398  196,891
  29       163,597     100,136  143,522  313,295     136  43,522  213,295     136  43,522  213,295
  30       174,402         ***  140,921  330,726     ***  40,921  230,726     ***  40,921  230,726

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                               GUARANTEED CHARGES

                                                                               NET CASH
                            DEATH BENEFITS           POLICY VALUES         SURRENDER VALUES
                      -------------------------- ---------------------- ----------------------
                               Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%     6%      12%     0%     6%      12%
------  ------------- -------- -------- -------- ------ ------- ------- ------ ------- -------
  1        $ 1,050    $100,675 $100,724 $100,723 $  675 $   724 $   773 $    0 $    24 $    73
  2          2,153     101,328  101,468  101,614  1,328   1,468   1,614    628     768     914
  3          3,310     101,956  102,230  102,528  1,956   2,230   2,528  1,256   1,530   1,828
  4          4,526     102,560  103,010  103,520  2,560   3,010   3,520  1,860   2,310   2,820
  5          5,802     103,138  103,080  104,597  3,138   3,808   4,597  2,438   3,108   3,897
  6          7,142     103,688  104,621  105,765  3,688   4,621   5,765  3,052   3,985   5,129
  7          8,549     104,210  105,448  107,032  4,210   5,448   7,032  3,637   4,875   6,459
  8         10,027     104,703  106,290  108,406  4,703   6,290   8,406  4,194   5,781   7,897
  9         11,578     105,166  107,145  109,897  5,166   7,145   9,897  4,721   6,700   9,452
  10        13,207     105,598  108,012  111,514  5,598   8,012  11,514  5,216   7,630  11,132
  11        14,917     105,995  108,887  113,267  5,995   8,887  13,267  5,677   8,569  12,949
  12        16,713     106,357  109,769  115,167  6,357   9,769  15,167  6,102   9,514  14,912
  13        18,599     106,682  110,657  117,226  6,682  10,657  17,226  6,491  10,466  17,035
  14        20,579     106,969  111,547  119,459  6,969  11,547  19,459  6,842  11,420  19,332
  15        22,657     107,214  112,436  121,879  7,214  12,436  21,879  7,150  12,372  21,815
  16        24,840     107,214  113,320  124,499  7,414  13,320  24,499  7,414  13,320  24,499
  17        27,132     107,563  114,192  127,334  7,563  14,192  27,334  7,563  14,192  27,334
  18        29,539     107,657  115,045  130,398  7,657  15,045  30,398  7,657  15,045  30,398
  19        32,066     107,686  115,868  133,706  7,686  15,868  33,706  7,686  15,868  33,706
  20        34,719     107,647  116,655  137,274  7,647  16,655  37,274  7,647  16,655  37,274
  21        37,505     107,532  117,394  141,120  7,532  17,394  41,120  7,532  17,394  41,120
  22        40,430     107,336  118,078  145,266  7,336  18,078  45,266  7,336  18,078  45,266
  23        43,502     107,055  118,698  149,735  7,055  18,698  49,735  7,055  18,698  49,735
  24        46,727     106,681  119,242  154,550  6,681  19,242  54,550  6,681  19,242  54,550
  25        50,113     106,203  119,693  159,733  6,203  19,693  59,733  6,203  19,693  59,733
  26        53,669     105,611  120,036  165,307  5,611  20,036  65,307  5,611  20,036  65,307
  27        57,403     105,892  120,250  171,297  4,692  20,250  71,297  4,892  20,250  71,297
  28        61,323     104,039  120,320  177,734  4,039  20,320  77,734  4,039  20,320  77,734
  29        65,439     103,023  120,208  184,629  3,023  20,208  84,629  3,023  20,208  84,629
  30        69,761     101,826  119,884  192,006  1,826  19,884  92,006  1,826  19,884  92,006

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                               GUARANTEED CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $101,758 $101,883 $102,008 $ 1,758 $ 1,883 $  2,008 $   758 $   883 $  1,008
  2          5,381     103,436  103,795  104,169   3,436   3,795    4,169   2,436   2,795    3,169
  3          8,275     105,028  105,729  106,491   5,028   5,729    5,491   4,028   4,729    5,491
  4         11,314     106,528  107,679  108,981   6,528   7,679    8,981   5,528   6,679    7,981
  5         14,505     107,931  109,638  111,650   7,931   9,638   11,650   6,931   8,638   10,650
  6         17,855     109,230  111,597  114,506   9,230  11,597   14,506   8,321  10,688   13,597
  7         21,373     110,421  113,551  117,562  10,421  13,551   17,562   9,603  12,733   16,744
  8         25,066     111,501  115,493  120,831  11,501  15,493   20,831  10,774  14,766   20,104
  9         28,945     112,461  117,412  124,325  12,461  17,412   24,325  11,825  16,776   23,689
  10        33,017     113,293  119,296  128,053  13,293  19,296   28,053  12,748  18,751   27,508
  11        37,293     113,984  121,129  132,026  13,984  21,129   32,026  13,529  20,674   31,571
  12        41,782     114,525  122,894  136,253  14,525  22,894   36,253  14,161  22,530   35,889
  13        46,497     114,907  124,579  140,748  14,097  24,579   40,748  14,634  24,306   40,475
  14        51,446     115,103  126,147  145,507  15,103  26,147   45,507  14,921  25,965   45,325
  15        56,644     115,094  127,573  150,531  15,094  27,573   50,531  15,003  27,482   50,440
  16        62,101     114,865  128,829  155,829  14,865  28,829   55,829  14,865  28,829   55,829
  17        67,831     114,402  129,890  161,406  14,402  29,890   61,406  14,402  29,890   61,406
  18        73,848     113,691  130,730  167,274  13,691  30,730   67,274  13,691  30,730   67,274
  19        80,165     112,714  131,315  173,437  12,714  31,315   73,437  12,714  31,315   73,437
  20        86,798     111,446  131,604  179,892  11,446  31,604   79,892  11,446  31,604   79,892
  21        93,763     109,849  131,541  186,624   9,849  31,541   86,624   9,849  31,541   86,624
  22       101,076     107,879  131,059  193,606   7,879  31,059   93,606   7,879  31,059   93,606
  23       108,755     105,478  130,074  200,796   5,478  30,074  100,796   5,478  30,074  100,796
  24       116,818     102,591  128,500  208,148   2,591  28,500  108,148   2,591  28,500  108,148
  25       125,284         ***  126,255  215,618     ***  26,255  115,618     ***  26,255  115,618
  26       134,173         ***  123,265  223,172     ***  23,265  123,172     ***  23,265  123,172
  27       143,506         ***  119,460  230,778     ***  19,460  130,778     ***  19,460  130,778
  28       153,307         ***  114,770  238,403     ***  14,770  138,403     ***  14,770  138,403
  29       163,597         ***  109,117  246,007     ***   9,117  146,007     ***   9,117  146,007
  30       174,402         ***  102,394  253,552     ***   2,394  153,522     ***   2,394  153,522

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since November
  Director, Vice President  1992.
  and Chief Actuary
-----------------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President--Administration of United Investors since
  Director and Executive    September 1998. Senior Vice President of United Investors, March
  Vice President--          1998--September 1998. Senior Vice President of Torchmark
  Administration            Corporation since January 1997. Managing Partner of KPMG Peat
                            Marwick LLP, Birmingham, Alabama Office, 1984--January 1997.
-----------------------------------------------------------------------------------------------
  Terry W. Davis            Vice President--Administration of Liberty National Life Insurance
  Director                  Company and United Investors since December 1996. Second Vice
                            President--Administration of Liberty National Life Insurance
                            Company since March 1988.
-----------------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of United Investors and Torchmark Corporation since March
  Chairman of the Board     1998. Chairman of Insurance Operations of Torchmark Corporation,
  and Chief Executive       January 1993--March 1998. Chairman of Liberty National Life
  Officer                   Insurance Company, United American Insurance Company, and Globe
                            Life Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Larry M. Hutchison*       Vice President and General Counsel of Torchmark since February
  Director                  1997. Vice President and General Counsel of United American
                            Insurance Company since 1992.
-----------------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer
-----------------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995. Secretary
  Director, Secretary       and Associate Counsel of United Investors, December 1994--May 1995.
  and Counsel               Associate Counsel of United Investors, July 1990--December 1994.
-----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life Insurance
  Vice President and        Company since January 1985.
  Controller
-----------------------------------------------------------------------------------------------
  Mark S. McAndrew          Senior Vice President--Marketing of United Investors since March
  Senior Vice President--   1998. Director of Torchmark Corporation since April 1998. President
  Marketing                 of United American Insurance Company and Globe Life and Accident
                            Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994. Associate
  Director and Assistant    Counsel of Torchmark Corporation since January 1985.
  Secretary
-----------------------------------------------------------------------------------------------
  Anthony L. McWhorter      President of United Investors since September 1998. President of
  Director and President    Liberty National Life Insurance Company since December 1994.
                            Executive Vice President and Chief Actuary of Liberty National,
                            November 1993--December 1994. Senior Vice President & Chief Actuary
                            of Liberty National, September 1991--November 1993.
-----------------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and Vice
  President

*Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  Administrative Office     5525 LBJ Freeway, Suite 500, P.O. Box 219065, Dallas, Texas 75221-
                            9065, (800) 451-6923.
-----------------------------------------------------------------------------------------------
  Attained Age              The age of the insured on his or her last birthday at the beginning of each policy year.
-----------------------------------------------------------------------------------------------
  Business Day              Each day that the New York Stock Exchange is open for trading.
-----------------------------------------------------------------------------------------------
  Cash Surrender Value      Policy value less any applicable surrender charges.
-----------------------------------------------------------------------------------------------
  Death Benefit             The amount of insurance payable to the beneficiary on the death of the insured.
-----------------------------------------------------------------------------------------------
  Death Benefit Option      One of two options under the policy that is used to determine the amount of the death benefit.
-----------------------------------------------------------------------------------------------
  Fixed Account             A part of our general account. The general account consists of all of our assets other than those in any separate account.
-----------------------------------------------------------------------------------------------
  Fixed Account Value       The policy value in the fixed account.
-----------------------------------------------------------------------------------------------
  Loan Balance              The sum of all outstanding loans including principal and interest.
-----------------------------------------------------------------------------------------------
  Maturity Date             Policy anniversary on or next following the insured's 100th birthday.
-----------------------------------------------------------------------------------------------
  Minimum Monthly Premium   For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.
-----------------------------------------------------------------------------------------------
  Monthly Anniversary       The same day each month as the policy's effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.
-----------------------------------------------------------------------------------------------
  Net Cash Surrender Value  Cash surrender value less any loan balance.
-----------------------------------------------------------------------------------------------
  Net Premium               The premium received less the premium expense charge.
-----------------------------------------------------------------------------------------------
  Partial Surrender         A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.
-----------------------------------------------------------------------------------------------
  Policy Anniversary        The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
-----------------------------------------------------------------------------------------------
  Policy's Effective Date   The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
-----------------------------------------------------------------------------------------------
  Policy Loan               A request to borrow a portion of the net cash surrender value.
-----------------------------------------------------------------------------------------------
  Policy Month              The first policy month starts on the policy's effective date.
                            Subsequent policy months start on each monthly anniversary.
-----------------------------------------------------------------------------------------------
  Policy Value              The sum of the variable account value and the fixed account value.
-----------------------------------------------------------------------------------------------
  Variable Account Value    The sum of the values of the variable investment divisions under your policy.
-----------------------------------------------------------------------------------------------
  We, Us, or United         United Investors Life Insurance Company.
  Investors
-----------------------------------------------------------------------------------------------
  You and Your              The policy owner.

Appendix E:
Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         [To be provided by amendment]

                                    PART II
                                    -------

                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING
                             --------------------

         In-so-far as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
                ----------------------------------------------

United Investors Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.
         The prospectus consisting of ___ pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation pursuant to Section 26(e)(2)(A).
         The signatures.
         Written consents of the following persons: W. Thomas Aycock; Independent Auditors; and Sutherland Asbill & Brennan LLP

         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.   A.

               (1) Resolution of the Board of Directors of United Investors Life Insurance Company establishing United Investors Universal Life Variable Account./1/

               (2)  Not Applicable

               (3)  (a) Underwriting Agreement/3/

               (4)  Not applicable

               (5)  (a)    Specimen Flexible Premium Variable Life Insurance
                           Policy/1/
                    (b)    Accelerated Death Benefit Rider/1/
                    (c)    Disability Waiver of Monthly Deduction Rider/1/
                    (d)    Additional Insured Term Insurance Rider/1/
                    (e)    Children's Term Insurance Rider/1/
                    (f)    Accidental Death Benefit Rider/1/

               (6)  (a)    Articles of Incorporation of United Investors Life
                           Insurance Company./2/
                    (b)    By-laws of United Investors Life Insurance
                           Company./2/

               (7)  Not applicable

               (8)  Form of Participation Agreement/3/

               (9)  Not applicable

               (10) Application form/3/

               (11) Description of issuance, transfer and redemption
                    procedures./3/

     2. Opinion and consent of counsel as to the legality of the securities being registered./4/

     3.   Not applicable

     4.   Not applicable

     5.   Not applicable

     6. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered./4/

     7.   (a) Consent of Independent Auditors/4/
          (b) Consent of Sutherland Asbill & Brennan LLP/4/

------------------------------

/1/ Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.

/2/ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465)

/3/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.

/4/  To be filed by amendment.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant, United Investors Universal Life Variable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Birmingham, Alabama on the 23rd day of February, 1999.

                                United Investors Universal Life Variable Account (Registrant)


(Seal)                          United Investors Life Insurance Company
                                (Depositor)




Attest: /s/ John H. Livingston      By: /s/ Anthony L. McWhorter
        --------------------------      -------------------------------
        John H. Livingston              Anthony L. McWhorter
        Secretary and Counsel           President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signature                                   Title                         Date
---------                                   -----                         ----

/s/ C. B. Hudson                  Chairman of the Board of Directors    2-23-99
--------------------------------  and Chief Executive Officer         ----------
C. B. Hudson

/s/ Anthony L. McWhorter          Director and President                2-23-99
--------------------------------                                      ----------
Anthony L. McWhorter

/s/ W. Thomas Aycock              Director, Vice President and          2-23-99
--------------------------------  Chief Actuary                       ----------
W. Thomas Aycock

/s/ Tony G. Brill                 Director and Executive Vice           2-23-99
--------------------------------  President - Administration          ----------
Tony G. Brill

                                  Senior Vice President - Marketing
--------------------------------                                      ----------
Mark S. McAndrew

                                  Director
--------------------------------                                      ----------
Larry M. Hutchison

/s/ Michael J. Klyce              Vice President and Treasurer          2-23-99
--------------------------------                                      ----------
Michael J. Klyce

/s/ James L. Mayton, Jr.          Vice President and Controller         2-23-99
--------------------------------                                      ----------
James L. Mayton, Jr.

/s/ John H. Livingston            Director, Secretary and Counsel       2-23-99
--------------------------------                                      ----------
John H. Livingston

Signature                                   Title                        Date
---------                                   -----                        ----


/s/ Carol A. McCoy                  Director and Assistant Secretary    2-23-99
--------------------------------                                      ----------
Carol A. McCoy

/s/ Ross W. Stagner                 Director and Vice President         2-23-99
--------------------------------                                      ----------
Ross W. Stagner

/s/ Terry W. Davis                  Director                            2-23-99
--------------------------------                                      ----------
Terry W. Davis